JP Morgan Healthcare Conference MICHAEL B. PETRAS, JR. CHAIRMAN AND CHIEF EXECUTIVE OFFICER January 11, 2022

2 Unless expressly indicated or the context requires otherwise, the terms “Sotera Health,” “Company,” “we,” “us,” and “our” in this document refer to Sotera Health Company, a Delaware corporation, and, where appropriate, its subsidiaries on a consolidated basis. This presentation contains forward-looking statements that reflect management’s expectations about future events and the Company’s operating plans and performance and speak only as of the date hereof. You can identify these forward-looking statements by the use of forward-looking words such as “will,” “may,” “plan,” “estimate,” “project,” “believe,” “anticipate,” “expect,” “intend,” “should,” “would,” “could,” “target,” “goal,” “continue to,” “positioned to,” “are confident” or the negative version of those words or other comparable words. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances, are forward-looking statements. Any forward-looking statements contained in this presentation are based upon our historical performance and on our current plans, estimates and expectations of the Company’s future performance and the future performance of the markets in which the Company operates in light of information currently available to us. The inclusion of this forward- looking information should not be regarded as a representation by us that the future plans, estimates or expectations contemplated by us will be achieved. These forward-looking statements are subject to various risks, uncertainties and assumptions relating to our operations, financial results, financial condition, business, prospects, growth strategy and liquidity. These risks and uncertainties include, without limitation, any disruption in the availability or supply of ethylene oxide (“EO”) or cobalt-60 (“Co-60”); changes in industry trends, environmental, health and safety regulations or preferences; the impact of current and future legal proceedings and liability claims, including litigation related to purported exposure to emissions of EO from our facilities in Illinois, Georgia and New Mexico and the possibility that other claims will be made in the future relating to these or other facilities; our ability to increase capacity at existing facilities, renew leases for our leased facilities and build new facilities in a timely and cost-effective manner; intense competition for qualified employees in the industries in which we operate; the risks of doing business internationally; and any inability to pursue strategic transactions or find suitable acquisition targets. For additional discussion of these risks and uncertainties, please refer to those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and the Company’s other filings with the SEC, including its Quarterly Reports on Form 10-Q, including under the headings “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements”. This presentation includes Adjusted EBITDA, Adjusted Net Income, Total Net Debt and Net Leverage Ratio, which are unaudited financial measures not based on any standardized methodology prescribed by GAAP. Adjusted EBITDA, Adjusted Net Income, Total Net Debt and Net Leverage Ratio may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. Adjusted EBITDA, Adjusted Net Income, Total Net Debt and Net Leverage Ratio should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. See the Appendix for a reconciliation of net income (loss), the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted Net Income and Adjusted EBITDA, and a reconciliation of total debt, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Total Net Debt and Net Leverage. This presentation also contains estimates and other statistical data made by independent parties and by the Company relating to market size and growth and other data about the Company’s industry and estimated total and serviceable addressable markets. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. We have not independently verified this market data. While we are not aware of any misstatements regarding any industry or similar data presented herein, such data involve risks and uncertainties and are subject to change based on various factors, including those described under the headings of “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s Form 10-K for the year ended December 31, 2020, and in the Company’s other SEC filings. In addition, projections, assumptions and estimates of the Company’s future performance and the future performance of the markets in which the Company operates are necessarily subject to a high degree of uncertainty and risk. The Sotera Health name, our logo and other trademarks mentioned in this presentation are the property of their respective owners. All Company data and financial information included in this presentation is as of September 30, 2021, unless otherwise stated. Forward Looking Statements and Non-GAAP Financial Measures

3 We are driven by our mission: Safeguarding Global Health® OVERVIEW

4 What we do… …and how we do it… …leads to strong results What we do… …and how we do it… …leads to strong results Leader in lab testing and advisory services  Provide mission-critical services to blue chip customers with multi-year contracts  Unmatched network of local facilities to support customer requirements and growth  In an increasingly regulated industry, we are a global leader in technical and regulatory expertise  Organic and inorganic growth  Our culture – Safety, quality, accountability and excellence  Revenue growth every year since 2005  >50% Adjusted EBITDA margin(1)(2)  ~$33 billion TAM(3) and growing  Consistent track record of cash flow generation  Well-positioned for growth in global healthcare market without payor reimbursement risk What we do… Leader in sterilization services Our capabilities, scale and knowhow are not easily replicated… Our customers depend on our mission-critical services in any economic environment (1) Full-year 2020 and nine months ended September 30, 2021. (2) For a reconciliation of GAAP to non-GAAP results, please refer to Non-GAAP Financial Measures provided in the Appendix. (3) 2019 Management estimated total addressable markets for in-house and outsourced terminal sterilization and outsourced medical device and pharmaceutical lab testing. Safeguarding Global Health® through our sterilization services, lab testing and advisory services

Safeguarding Global Health® Video 5 https://investors.soterahealth.com/events-and-presentations

6 Inhalation Injectables Biologics Ophthalmic Oral Topical Suppository In-vitro diagnostics and analytical tools Orthopedic and ophthalmic implants Drug delivery Collection Swabs Personal protective equipment Endoscopy Cardiovascular implantables Medical device Pharmaceutical Vascular catheters Surgical kits Pharma packaging Non-injectable sterile fluids Our services are often government mandated and represent a small fraction of the total end product costs Our breadth of services touches all key medical device and pharmaceutical categories

Total and Serviceable Addressable Markets (TAM & SAM)


Total Sotera Health
~$33 billion
Total Addressable Market
(TAM)(1)
~$11 billion
Serviceable Addressable
Market
(SAM)(1)(2)
Terminal
Sterilization
$3.4B
SAM(1)(2)
Pharma
Lab testing
$4.4B
SAM(1)(2)
Medical Device
Lab testing
$3.2B
SAM(1)(2)

Terminal Sterilization

- **Gradual shift from in-house to outsourced**
- **Includes Co-60 supply market; Nordion leadership**

Pharma Lab testing

- **Microbiology and analytical testing**
- **Stability testing**
- **Extractables and leachables**
- **Facilities validation**

Medical Device Lab testing

- **Routine quality lot release testing**
- **New product validation testing**

(1) 2019 Management estimated total and serviceable addressable markets for in-house and outsourced terminal sterilization and outsourced medical device and pharmaceutical lab testing.
(2) We define SAM as markets in which we have core or adjacent service capabilities.

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Long-Term Organic Growth Roadmap

Long-Term Revenue Growth Algorithm results in High-Single Digit Organic Growth[1]

Mid to high single-digit volume & mix % growth + ~3.5% -5.0% Price growth = High single-digit organic growth

Volume & mix breakdown by segment

- **Sterigenics**: Mid to high single-digit
- **Nordion**: Low to mid single-digit
- **Nelson Labs**: Mid to high single-digit

Price breakdown by segment

- **Sterigenics**: Middle of range
- **Nordion**: High-end of range
- **Nelson Labs**: Low-end of range

Margin Expansion Algorithm

Margin Expansion Drivers[1][2]

- Operating Leverage
- Operational Excellence
- Price

(1) Long-term revenue growth and margin expansion are forward-looking and reflects expectations as of January 11, 2022. Sotera Health assumes no obligation to update these statements. Results may be materially different and are affected by many factors detailed in Sotera Health's SEC filings, including Sotera Health's 2020 Form 10-K.

(2) Acquisitions are typically margin dilutive during the integration phase.

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9 Safeguarding Global Health® Leading global provider of Co-60 >58% segment income margin(1)(2) Leader in lab testing and advisory services >41% segment income margin(1)(2) Transformational acquisitions Bolt-on acquisitions Europe 2014 2016 2014 2016 2017 2018 2020 202120152013 We expect to continue to pursue value-creating strategic acquisitions to expand addressable market and enhance global capabilities and footprint (1) Full-year 2020 and nine months ended September 30, 2021. (2) Segment income is defined to exclude, among other things, depreciation and amortization. Please refer to our consolidated financial statements for more information. We have a strong track record of driving inorganic growth through M&A

10 We are uncompromising in our commitment to health and well-being We value our people who are part of a global team that is diverse, respectful, passionate and collaborative We exceed the expectations of our stakeholders and continue to improve and innovate in everything we do Safety Customer focus People Integrity Excellence We are honest, reliable and accountable in everything we do We are driven to fulfill our customers’ needs with the highest quality and care Our values drive our business and guide our ESG strategy

11 • Launched ESG journey in 2021 with Board and Nominating & Corporate Governance committee oversight — NCG Committee Chair has deep expertise in ESG — ESG is a standing Board agenda item — Created internal ESG Committee with Executive Management leadership and CEO sponsorship • Multi-year strategy to coordinate, drive and disclose ESG activities and new initiatives • Recent accomplishments include: ― Developed Ethylene Oxide microsite for investors to provide transparency and education ― CEO signed PwC CEO Pledge ― Launched DE&I council, chaired by CEO, and rolled out DE&I program, including Unconscious Bias training for all employees ― Board includes multiple diverse directors, meets Nasdaq diversity standards, and plans to include diversity matrix in 2022 proxy ― Strong compliance oversight: Global Code of Conduct, Supplier Code of Business Ethics and Conduct Our ESG strategy follows naturally from our values and our mission

12 Growth drivers translate to long-term value creation FINANCIAL OVERVIEW

Consolidated 2018 – YTD 2021 Fiscal Year Financial Results

$ In millions

Revenue[1]


$721
+8%
$778
+5%
$818
$907
2018
2019
2020
9/30/2021 LTM

- Customers include 40 of top 50 global medical device companies and 8 of top 10 global pharma companies[5][6]
- Maintain long-term customer relationships averaging over a decade across our top 25 customers[6]
- Over 90% of sterilization services sales under multi-year contracts, representing over $500M of revenue[6]
- Many contracts include annual price escalators, often with inflation protection

Adjusted EBITDA[1][2][3]


$336
+13%
$380
+11%
$420
$470
46.6%[4]
48.8%[4]
51.3%[4]
51.8%[4]
2018
2019
2020
9/30/2021 LTM

- Differentiated service capabilities in highly regulated industries lead to industry leading margin profile
- Margins benefiting from operating leverage, operating excellence initiatives and favorable price
- Track record of consistent margin expansion

(1) 2018 Net Revenues, Adjusted EBITDA, and Adjusted EBITDA margin exclude the Medical Isotopes business which was divested in July 2018 (denoted as "Other" in the notes to the Company's financials). Medical Isotopes represented Net Revenues and Adjusted EBITDA of $25.4M and $4.9M, respectively in 2018.
(2) For a reconciliation of GAAP to non-GAAP results, please refer to Non-GAAP Financial Measures provided in the Appendix.
(3) We define Adjusted EBITDA as Adjusted Net Income before interest expense, depreciation (including depreciation of Co-60 used in our operations) and income tax provision applicable to Adjusted Net Income.
(4) Adjusted EBITDA margin is equal to Adjusted EBITDA divided by net revenues.
(5) Based on revenue.
(6) Based on 2019 data.

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14 (1) Long-term target is forward-looking and reflects expectations as of January 11, 2022. Sotera Health assumes no obligation to update this statement. Results may be materially different and are affected by many factors detailed in Sotera Health’s SEC filings, including Sotera Health’s 2020 Form 10-K. (2) Based on interest rates as of January 11, 2022. $73 $57 $54 $61 2018 2019 2020 YTD Q3 2021 • 2020 investments depressed by pandemic • Continued investment in Sterigenics and Nelson Labs facility expansions, EO enhancements and Nordion Cobalt-60 supply development projects $ In millions 7.5x 4.3x 4.1x 3.8x 3.6x Q4 2019 Q4 2020 Q1 2021 Q2 2021 Q3 2021 • Net leverage reduction in every quarter since IPO • Committed to deleveraging, with long-term target net leverage range of 2.0x - 4.0x(1) • Current annual run rate interest expense of ~$70M after giving effect to Q3 2021 debt paydown(2) Capital Expenditures Net Leverage Reduction ~-52% Capital Investments and Leverage

Global leader with runway for future growth



Strong financial profile	Revenue growth since 2005 >50% Adjusted EBITDA margin(1)(2) Excellent visibility
Barriers to entry drive attractive returns	Track record Expertise Scale
Large and growing total addressable market	~$33bn TAM(3)
Strong industry dynamics	Essential and regulated markets
Trusted global partner at scale	50 sterilization facilities 15 lab and Expert Advisory Services facilities
Operational excellence	Contributes to industry leading margins
Platform geared for continued M&A	2 transformational and 9 bolt-on acquisitions(4)
Established and experienced management team	M&A execution Capital deployment

(1) Full-year 2020 and nine months ended September 30, 2021; (2) Please refer to Non-GAAP Financial Measures provided in the Appendix; (3) 2019 Management estimated total addressable markets for in-house and outsourced terminal sterilization and outsourced medical device and pharmaceutical lab testing.; (4) Since 2013.

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16 Appendix

Non-GAAP Financial Measures

(unaudited) *($'s in thousands)*	Year Ended December 31, 2018[q]	Year Ended December 31, 2019	Year Ended December 31, 2020	Twelve Months Ended March 31, 2021	Twelve Months Ended June 30, 2021	Twelve Months Ended September 30, 2021
Net (loss) income	$ (5,876)	$ (20,425)	$ (37,491)	$ (24,440)	$ 10,922	$ 37,738
Amortization of intangible assets	79,906	80,048	80,255	82,624	84,691	85,730
Impairment of long-lived assets and intangible assets [a]	85,067	5,792	—	—	—	—
Gain on sale of Medical Isotopes business [b]	(95,910)	—	—	—	—	—
Share-based compensation[c]	6,943	16,882	10,987	12,711	14,811	17,457
Capital restructuring bonuses[d]	—	2,040	2,702	2,702	2,702	2,702
(Gain) loss on foreign currency and embedded derivatives[e]	14,095	2,662	(8,454)	(13,057)	(10,632)	(2,778)
Acquisition and divestiture related charges, net[f]	1,168	(318)	3,932	2,753	2,240	(1,041)
Business optimization project expenses[g]	8,805	4,195	2,524	1,736	1,265	820
Plant closure expenses[h]	—	1,712	2,649	2,420	2,724	1,825
Loss on extinguishment of debt[i]	—	30,168	44,262	58,574	58,575	64,939
Professional services relating to EO sterilization facilities[j]	4,739	11,216	36,671	45,924	47,076	44,793
Accretion of asset retirement obligations[k]	1,366	2,051	1,946	2,007	2,117	2,221
COVID-19 expenses[l]	—	—	2,677	2,900	815	910
Income tax benefit associated with pre-tax adjustments[m]	(24,988)	(35,637)	(43,536)	(49,962)	(50,172)	(51,454)
Adjusted Net Income	75,315	100,386	99,124	126,892	167,134	203,862
Interest expense, net	143,326	157,729	215,259	179,979	143,892	106,702
Depreciation[n]	66,910	66,671	63,309	62,578	62,938	63,432
Income tax provision applicable to Adjusted Net Income[o]	55,086	55,146	42,167	63,845	79,467	95,620
Adjusted EBITDA[p]	$ 340,637	$ 379,932	$ 419,859	$ 433,294	$ 453,431	$ 469,616
Net Revenues	$ 746,149	$ 778,327	$ 818,158	$ 842,106	$ 880,938	$ 907,074
Adjusted EBITDA Margin	45.7 %	48.8 %	51.3 %	51.5 %	51.5 %	51.8 %

*See accompanying footnotes on the following slide

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(a) Represents impairment charges related to the decision to not reopen the Willowbrook, Illinois facility in September 2019. For 2018, represents impairment charges associated with the withdrawal of the GA-MURR project. (b) Represents the gain on the divestiture of the Medical Isotopes business in July 2018. (c) Includes non-cash share-based compensation expense. 2019 also includes $10.0 million of one-time cash share-based compensation expense related to the pre-IPO Class C Units, which vested in the third quarter of 2019. (d) Represents cash bonuses for members of management primarily relating to the November 2020 IPO and the December 2019 refinancing. (e) Represents the effects of (i) fluctuations in foreign currency exchange rates, primarily related to remeasurement of intercompany loans denominated in currencies other than subsidiaries’ functional currencies, and (ii) non-cash mark-to-fair value of embedded derivatives relating to certain customer and supply contracts at Nordion. (f) Represents (i) certain direct and incremental costs related to the acquisitions of the noncontrolling interests in our China subsidiaries, BioScience Labs in 2021, Iotron Industries in July 2020, Gibraltar Laboratories, Inc. (“Nelson Labs Fairfield”) in 2018 (including the first quarter 2021 gain on the mandatorily redeemable noncontrolling interest), Toxikon Europe, NV (“Nelson Europe”) in 2017, and certain related integration efforts as a result of those acquisitions, (ii) the earnings impact of fair value adjustments (excluding those recognized within amortization expense) resulting from the businesses acquired, (iii) transition services income and non-cash deferred lease income associated with the terms of the divestiture of the Medical Isotopes business in 2018, and (iv) a $3.4 million gain recognized in the third quarter of 2021 related to the settlement of an insurance claim for Nordion that existed at the time of our acquisition of the business in 2014. (g) Represents professional fees, contract termination and exit costs, severance and other payroll costs, and other costs associated with business optimization and cost savings projects relating to the integrations of Nordion and Nelson Labs, including the divestiture of Medical Isotopes, the withdrawal from the GA-MURR project, the Sotera Health rebranding, operating structure realignment and other process enhancement projects. (h) Represents professional fees, severance and other payroll costs, and other costs including ongoing lease and utility expenses associated with the closure of the Willowbrook, Illinois facility. (i) Represents expenses incurred in connection with the refinancing of our debt capital structure in December 2019, paydown of debt following the November 2020 IPO, the January 2021 Term Loan repricing, and full redemption of the First Lien Notes in August 2021 including accelerated amortization of prior debt issuance and discount costs, and premiums paid in connection with early extinguishment. (j) Represents professional fees related to litigation associated with our EO sterilization facilities and other related professional fees. (k) Represents non-cash accretion of asset retirement obligations related to Co-60 and gamma processing facilities, which are based on estimated site remediation costs for any future decommissioning of these facilities (without regard for whether the decommissioning services would be performed by employees of Nordion, instead of by a third party) and are accreted over the life of the asset. (l) Represents non-recurring costs associated with the COVID-19 pandemic, including incremental costs to implement workplace health and safety measures. For the year ended December 31, 2020 and the twelve months ended March 31, 2021, costs also included donations to related charitable causes, and special bonuses for front-line personnel working on-site during lockdown periods. (m) Represents the tax benefit or provision associated with the reconciling items between net (loss) income and Adjusted Net Income. To determine the aggregate tax effect of the reconciling items, we utilized statutory income tax rates ranging from 0% to 35%, depending upon the applicable jurisdictions of each adjustment. (n) Includes depreciation of Co-60 held at gamma irradiation sites. (o) Represents the difference between income tax expense or benefit as determined under U.S. GAAP and the income tax benefit associated with pre-tax adjustments described in footnote (m). (p) $83.8 million, $86.7 million, $82.6 million, $82.3 million, $84.5 million, $83.9 million of the adjustments for the twelve months ended December 31, 2018, December 31, 2019, December 31, 2020, March 31, 2021, June 30, 2021, and September 30, 2021, respectively, are included in cost of revenues, primarily consisting of amortization of intangibles, depreciation, and accretion of asset retirement obligations. (q) 2018 Net Revenues, Adjusted EBITDA, and Adjusted EBITDA margin include the Medical Isotopes business which was divested in July 2018 (denoted as “Other” in the notes to the Company’s financials). Medical Isotopes represented Net Revenues and Adjusted EBITDA of $25.4M and $4.9M, respectively in 2018. 18 Non-GAAP Financial Measures (continued)

Non-GAAP Financial Measures (continued)

(unaudited) ($'s in thousands)	Three Months Ended September 30, 2021	Three Months Ended September 30, 2020	Nine Months Ended September 30, 2021	Nine Months Ended September 30, 2020
Net income	$ 27,444	$ 629	$ 81,124	$ 5,895
Amortization of intangibles	21,239	20,200	65,299	59,824
Share-based compensation[(a)]	3,547	901	10,489	4,019
(Gain) loss on foreign currency and embedded derivatives[(b)]	1,881	(6,035)	885	(4,791)
Acquisition and divestiture related charges, net[(c)]	(2,662)	681	(2,003)	2,970
Business optimization project expenses[(d)]	244	685	780	2,484
Plant closure expenses[(e)]	266	1,166	1,564	2,388
Loss on extinguishment of debt[(f)]	6,365	—	20,677	—
Professional services relating to EO sterilization facilities[(g)]	9,449	11,730	33,492	25,370
Accretion of asset retirement obligations[(h)]	598	494	1,751	1,476
COVID-19 expenses[(i)]	109	16	596	2,363
Income tax benefit associated with pre-tax adjustments[(j)]	(9,776)	(8,494)	(32,772)	(24,854)
Adjusted Net Income	58,704	21,973	181,882	77,144
Interest expense, net	18,140	55,330	58,585	167,142
Depreciation[(k)]	16,395	15,901	47,457	47,334
Income tax provision applicable to Adjusted Net Income[(l)]	23,435	7,281	68,630	15,177
Adjusted EBITDA[(m)]	$ 116,674	$ 100,485	$ 356,554	$ 306,797
Net Revenues	$ 226,164	$ 200,028	$ 690,229	$ 601,313
Adjusted EBITDA Margin	51.6 %	50.2 %	51.7 %	51.0 %

*See accompanying footnotes on the following slide

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(a) Represents non-cash share-based compensation expense. (b) Represents the effects of (i) fluctuations in foreign currency exchange rates, primarily related to remeasurement of intercompany loans denominated in currencies other than subsidiaries’ functional currencies, and (ii) non-cash mark-to-fair value of embedded derivatives relating to certain customer and supply contracts at Nordion. (c) Represents (i) certain direct and incremental costs related to the acquisitions of the noncontrolling interests in our China subsidiaries and BioScience Labs in 2021, Iotron Industries in July 2020 and Nelson Labs Fairfield in 2018 (including the first quarter 2021 gain on the mandatorily redeemable noncontrolling interest), and certain related integration efforts as a result of those acquisitions, (ii) the earnings impact of fair value adjustments (excluding those recognized within amortization expense) resulting from the businesses acquired, (iii) transition services income and non-cash deferred lease income associated with the terms of the divestiture of the Medical Isotopes business in 2018, and (iv) a $3.4 million gain recognized in the third quarter of 2021 related to the settlement of an insurance claim for Nordion that existed at the time of our acquisition of the business in 2014. (d) Represents professional fees, contract termination and exit costs, severance and other payroll costs, and other costs associated with business optimization and cost savings projects relating to the integration of recent acquisitions, the Sotera Health rebranding, operating structure realignment and other process enhancement projects. (e) Represents professional fees, severance and other payroll costs, and other costs including ongoing lease and utility expenses associated with the closure of the Willowbrook, Illinois facility. (f) Represents expenses incurred in connection with the repricing of our Term Loan in January 2021 and full redemption of the First Lien Notes in August 2021 including accelerated amortization of prior debt issuance and discount costs. (g) Represents professional fees related to litigation associated with our EO sterilization facilities and other related professional fees. (h) Represents non-cash accretion of asset retirement obligations related to Co-60 and gamma processing facilities, which are based on estimated site remediation costs for any future decommissioning of these facilities (without regard for whether the decommissioning services would be performed by employees of Nordion, instead of by a third party) and are accreted over the life of the asset. (i) Represents non-recurring costs associated with the COVID-19 pandemic, including incremental costs to implement workplace health and safety measures. For the nine months ended September 30, 2020, costs also included donations to related charitable causes, and special bonuses for front-line personnel working on-site during lockdown periods. (j) Represents the tax benefit or provision associated with the reconciling items between net income and Adjusted Net Income. To determine the aggregate tax effect of the reconciling items, we utilized statutory income tax rates ranging from 0% to 35%, depending upon the applicable jurisdictions of each adjustment. (k) Includes depreciation of Co-60 held at gamma irradiation sites. (l) Represents the difference between income tax expense or benefit as determined under U.S. GAAP and the income tax benefit associated with pre-tax adjustments described in footnote (j). (m) $20.8 million and $21.3 million of the adjustments for the three months ended September 30, 2021 and 2020, respectively, and $63.3 million and $62.0 million of the adjustments for the nine months ended September 30, 2021 and 2020, respectively, are included in cost of revenues, primarily consisting of amortization of intangibles, depreciation, and accretion of asset retirement obligations. 20 Non-GAAP Financial Measures (continued)

As of March 31, As of June 30, As of September 30, 2019 2020 2021 2021 2021 Current portion of long-term debt 16,331$ -$ -$ -$ -$ Long-term debt less current portion 2,800,873 1,824,789 1,837,580 1,838,133 1,742,578 Current portion of finance leases 1,288 1,173 1,108 1,103 1,339 Finance leases less current portion 29,883 34,939 33,432 33,446 38,014 Total Debt 2,848,375 1,860,901 1,872,120 1,872,682 1,781,931 Add: unamortized debt issuance costs and debt discounts 73,677 38,761 26,579 25,417 20,972 Less: cash and cash equivalents (63,025) (102,454) (108,016) (156,224) (114,919) Total Net Debt 2,859,027$ 1,797,208$ 1,790,683$ 1,741,875$ 1,687,984$ Adjusted EBITDA(1) 379,932$ 419,859$ 433,294$ 453,431$ 469,616$ Net Leverage Ratio 7.5x 4.3x 4.1x 3.8x 3.6x Year Ended December 31,(unaudited) ($’s in thousands) (1) March 31, 2021, June 30, 2021 and September 30, 2021 reflect trailing twelve months of Adjusted EBITDA. For a reconciliation of GAAP to non-GAAP results, please refer to Non-GAAP Financial Measures provided in this Appendix. 21 Non-GAAP Financial Measures (continued)